UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 27, 2009

ENERGIZER HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

MISSOURI	1-15401	No. 43-1863181
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 MARYVILLE UNIVERSITY DRIVE, ST. LOUIS, MO     63141

(Address of Principal Executive Offices)                         (Zip Code)

(314) 985-2000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    The information furnished pursuant to this Item 2.02, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On January 27, 2009, the Company issued a press release announcing financial and operating results for its first fiscal quarter ending December 31, 2008.  This press release, which included the attached unaudited Statement of Earnings for the quarter, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 5.02. COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

    On January 26, 2009, the Nominating and Executive Compensation Committee of the Board voted to amend the Deferred Compensation Plan to mandate deferral of all compensation that would not be otherwise deductible under Code Section 162(m).

    Specifically, Section 4.5 of the Deferred Compensation Plan was amended to read as follows:

4.5           Mandated Deferrals.

Any compensation that would not be deductible under Code Section 162(m) if paid shall be mandatorily deferred under this Plan.  Such mandated deferrals shall not be entitled to a Matching Contribution and, when payable as described in this section 4.5, shall be paid in a lump sum or in kind, as the case may be.  Whether compensation otherwise payable during a Plan Year would not be deductible under Section 162(m) shall be determined as reasonably anticipated by the Company in the following order:

First, by measuring total annual salary.  To the extent total annual salary exceeds the Code Section 162(m) deductibility limit, it and any other compensation otherwise payable during the Plan Year shall be mandatorily deferred.

Second, by measuring any compensation scheduled for payout pursuant to a prior year’s deferral election.  To the extent such compensation exceeds the Code Section 162(m) deductibility limit, it and any other compensation otherwise payable during the Plan Year shall be mandatorily deferred.

Third, by measuring any compensation scheduled for vesting or payout that is not subject to a prior year’s deferral election.  To the extent such compensation exceeds the Code Section 162(m) deductibility limit, it and any other compensation otherwise payable during the Plan year shall be mandatorily deferred.

Fourth, by measuring any additional compensation scheduled for payout.  To the extent such compensation exceeds the Code Section 162(m) deductibility limit, it shall be mandatorily deferred.

Fifth, by measuring compensation previously mandatorily deferred under this Section 4.5 in prior years.  To the extent such compensation would be deductible under Code 162(m) if paid, it shall be paid out in the inverse order of its mandatory deferral.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.
By:
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: January 27, 2009

EXHIBIT INDEX

Exhibit No.

99.1           Earnings Release -- First Quarter ended December 31, 2008.